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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): February 14, 2003



                                  FTS APPAREL, INC.
             (Exact name of registrant as specified in its charter)


   COLORADO                             000-24829               84-1416864
---------------             --------------------    --------------------
(State or Other                 (Commission            (IRS Employer
Jurisdiction of                 File Number)         Identification No.)
Incorporation)

                       301 Oxford Valley Road, Suite 1202
                          Yardley, Pennsylvania 19067
                            Facsimile: (215) 369-9957
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (215) 369-9979




ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 14, 2003, pursuant to an Asset Purchase Agreement dated as of February 14, 2003 (the "Purchase Agreement") by and between FTS Apparel, Inc. (the "Buyer" or the "Company"), a Colorado corporation and Simply Cellular, Inc., a Florida corporation (the "Seller"), the Buyer acquired substantially all of the assets of the Seller's cellular service and accessories store. The Buyer will continue to use the acquired assets for the same use.

The purchase price consisted of $70,000 of cash. Funds for the acquisition were obtained via the Company's sale of its 6% convertible debentures which is attached hereto as an exhibit and incorporated herein by reference.

At the time of the acquisition there were no material relationships between the Buyer or any of its affiliates, any directors or officers, or any associate of such director or officer, on the one hand, and the Seller, on the other hand.

The terms and conditions of the acquisition of the assets are contained in the Purchase Agreement, which is attached hereto as Exhibit 2.1. The foregoing description of the terms and conditions of the Purchase Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Purchase Agreement.


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

A. On February 18, 2003, the Company issued a press release related to the Purchase Agreement. The press release, which is attached hereto as an Exhibit.

B. Pursuant to a Subscription Agreement entered into on February 14, 2003, between the Company and Dutchess Private Equities Fund, LP, the Company received $212,500 from the sale of the Company's 6% secured convertible debentures. The terms of the debentures provide for full payment on or before February 14, 2007, with interest of 6% per annum, which may be converted at any time at the lesser of (i) 80% of the average of the five lowest closing bid price during the fifteen (15) trading days prior to the conversion date or (ii) 100% of the average of the closing bid prices for the twenty (20) trading days immediately preceding the closing date. Under a related registration rights agreement, the Company agreed to register all of the shares underlying such convertible debentures on a registration statement on Form SB-2 to be filed with the Securities and Exchange Commission. In exchange for $12,500 of the $212,500 6% convertible debenture, Dutchess has agreed to exchange 250,000 shares of the Company's common stock which Dutchess had purchased in August 2002, which shares, when received by the Company, shall be cancelled. As of February 17, 2002, $212,500 of the debentures have been issued, none of which have been converted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(b)      Pro Forma Financial Information.


         The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(c)      Exhibits.

          2.1 Asset Purchase Agreement dated as of February 14, 2003 by and between FTS Apparel, Inc. and Simply Cellular, Inc.

          10.1 Subscription Agreement between the Company and Dutchess Private Equities Fund, LP.

          10.2 Debenture Agreement between the Company and Dutchess Private Equities Fund, LP.

          10.3 Registration Rights Agreement between the Company and Dutchess Private Equities Fund, LP.

          10.4 Escrow Agreement with Dutchess Private Equities Fund, LP

          10.5 Debenture Exchange Agreement with Dutchess Private Equities Fund, LP

          99.1 The  Registrant's  Press  Release  dated  February 18,  2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FTS APPAREL, INC.
                                       (Registrant)



Date: February 18, 2003                 /s/ Scott Gallagher
                                     -----------------------------------------
                                       Name: Scott Gallagher
                                       Title: President and Director





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